                        MFS(R) Alabama Municipal Bond Fund
                       MFS(R) Arkansas Municipal Bond Fund
                      MFS(R) California Municipal Bond Fund
                        MFS(R) Georgia Municipal Bond Fund
                       MFS(R) Maryland Municipal Bond Fund
                     MFS(R) Massachusetts Municipal Bond Fund
                      MFS(R) Mississippi Municipal Bond Fund
                    MFS(R) North Carolina Municipal Bond Fund
                     MFS(R) Pennsylvania Municipal Bond Fund
                    MFS(R) South Carolina Municipal Bond Fund
                       MFS(R) Virginia Municipal Bond Fund
                     MFS(R) West Virginia Municipal Bond Fund


                      SUPPLEMENT TO THE CURRENT PROSPECTUS



The description of the portfolio managers under the "Management of the Trust Investment Adviser" section is hereby revised as follows: Effective May 29, 1998, John P. Kihn and Geoffrey L. Schechter are the portfolio managers of the above Funds. Mr. Kihn, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since October, 1997. From 1996 to 1997, he worked as a Senior Quantitative Analyst and Vice President of Putnam Investment Management, Inc.; from 1992 to 1996, he attended the London School of Economics where he was awarded a doctorate in Finance; and from 1994 to 1995, he was an associate portfolio manager with Colonial Management Associates, Inc. Mr. Schechter, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since 1993. Prior to 1993, Mr. Schechter was a Senior Investment Analyst at Liberty Mutual Insurance Company.


                  The date of this Supplement is May 29, 1998.